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                                  EXHIBIT 4.2

                                  CERTIFICATE

                                  NO.

                                FOR  **  SHARES
                                   Issued to
                                    SPECIMEN

                              Dated ________ 1998

                             FROM WHOM TRANSFERRED
                                 Original Issue
                             Dated               19
NO. ORIGINAL                       NO. ORIGINAL               NO. OF SHARES
CERTIFICATE                          SHARES                    TRANSFERRED



                          Received CERTIFICATE NO.  **

                                For  **  Shares

                           this ___ day of ____ 1998

NUMBER                                                             SHARES
  **                                                                 **

                       INCORPORATED UNDER THE LAWS OF THE
                               STATE OF DELAWARE

                          CYGNET FINANCIAL CORPORATION

                      Authorized 14,000,000 Common Shares
                            500,000 Preferred Shares

THIS CERTIFIES THAT SPECIMEN is the owner of __________ Shares of the Capital Stock of CYGNET FINANCIAL CORPORATION fully paid and nonassessable transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___ day of ____ A.D. 1998



--------------------------------        ----------------------------------
President                               Secretary

                             SHARES   $.001   EACH

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     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF LEGAL COUNSEL FOR THE HOLDER ACCEPTABLE TO LEGAL COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

[SPECIMEN]
CERTIFICATE
FOR
**
SHARES
of the
Capital Stock
CYGNET FINANCIAL CORPORATION
ISSUED TO
SPECIMEN
DATE
________, 1998

     For Value Received, _______ hereby sell, assign and transfer unto
_________________________________________________________________
_______ Shares of the Capital Stock represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said Stock on the books of the within named Company with full power of substitution in the premises.

     Dated _________________ 19__

          In presence of
                                      _______________________________
_____________________________________